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                                                                   EXHIBIT 10(l)


                       SECOND AMENDMENT TO LOAN AGREEMENT

                  THIS SECOND AMENDMENT TO LOAN AGREEMENT, dated as of August 2, 2000 (this "Amendment"), is among MYERS INDUSTRIES, INC., an Ohio corporation (the "Company"), the foreign subsidiary borrowers party hereto (the "Foreign Subsidiary Borrowers", and together with the Company, the "Borrowers", the lenders party hereto (collectively, the "Lenders") and BANK ONE, MICHIGAN, a Michigan banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                                    RECITALS

                  A. The Borrowers, the Agent and the Lenders are parties to a Loan Agreement dated as of February 3, 1999, as amended by a First Amendment to Loan Agreement dated August 2, 1999 (as now and hereafter amended, the "Loan Agreement").

                  B. The Borrowers desire to amend the Loan Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

                  In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                  ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Loan Agreement shall be amended as follows:

                  1.1 Reference in Section 6.14(viii) to "$10,000,000" shall be deleted and "$15,000,000" shall be substituted in place thereof.

                  1.2      Section 6.16 is restated as follows:

                  6.16 DIVIDENDS. The Company will not, nor will it permit any Subsidiary to, declare or pay any dividends or make any distributions on its Capital Stock (other than dividends payable in its own Capital Stock which is common stock) or redeem, repurchase or otherwise acquire or retire any of its Capital Stock at any time outstanding, except that
         (a) any Subsidiary may declare and pay dividends or make distributions to the Company or to a Wholly-Owned Subsidiary and (b) provided that no Default or Unmatured Default exists or would be caused thereby, the Company may make such other dividends, redemptions or distributions (i) for the fiscal year ending December 31, 2000, which, when aggregated with all Investments made in such fiscal year pursuant to Section 6.13(vi), do not exceed in the aggregate an amount equal to 50% of the consolidated net income of the Company and its Subsidiaries for such fiscal year ending December 31, 2000 or (ii) for any other fiscal year, which, when aggregated with all Investments made in such fiscal year pursuant to Section 6.13(vi), do not exceed in the aggregate an amount equal to 25% of the consolidated net income of the Company and its Subsidiaries for such fiscal year. The Company will not issue any Disqualified Stock.

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                  1.3      Section 6.21 is restated as follows:

                  6.21 INTEREST COVERAGE RATIO. The Company shall not permit its Interest Coverage Ratio to be less than (a) 3.00 to 1.0 as of the last day of any fiscal quarter ending on or before September 30, 2001 or (b)
         3.50 to 1.0 as of the last day of any fiscal quarter.

                  1.4      A new Section 6.25 is added as follows:

                  6.25. CAPITAL EXPENDITURES. The Company will not, nor will it permit any Subsidiary to, expend, or be committed to expend, for capital expenditures during any one fiscal year on a non-cumulative basis in the aggregate for the Borrower and its Subsidiaries, an amount in excess of (a) $50,000,000 for the fiscal year ending December 31, 2000 or the fiscal year ending December 31, 2001 or (b) $40,000,000 for any other fiscal year.


                  ARTICLE II. REPRESENTATIONS. Each Borrower represents and warrants to the Agent and the Lenders that:

                  2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention of any statute, law or regulation known to it or of any terms of its Articles of Incorporation or By-laws, or of any material agreement or undertaking to which it is a party or by which it is bound.

                  2.2 This Amendment is the legal, valid and binding obligation of each Borrower enforceable against each in accordance with the terms hereof.

                  2.3 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  2.4 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

                  ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

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                  3.1 The Borrowers and the Required Lenders shall have signed this Amendment.

                  3.2 The Borrowers and the Guarantors shall have delivered such resolutions and officer's certificates as the Agent may reasonably request.

                  3.3 The Company shall have delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

                  ARTICLE IV.  MISCELLANEOUS.

                  4.1 References in the Loan Agreement or in any other Loan Document to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.

                  4.2 Except as expressly amended hereby, the Borrowers and Guarantors agree that the Loan Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they are not aware of any set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.

                  4.3 Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.


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                  IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.


                                          MYERS INDUSTRIES, INC

                                          By: /s/ Gregory J. Stodnick
                                             ---------------------------------


                                          FOREIGN SUBSIDIARY BORROWERS:

                                          MYERS AE, SA

                                          By: /s/ Gregory J. Stodnick
                                             ---------------------------------


                                          MYELin INTERNATIONAL FINANCE, SA


                                          By: /s/ Gregory J. Stodnick
                                             ---------------------------------


                                          LISTO PRODUCTS LIMITED, FORMERLY
                                             KNOWN AS 18936 YUKON INC.


                                          By: /s/ Gregory J. Stodnick
                                             ---------------------------------


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                                          BANK ONE, MICHIGAN, as Agent and as a
                                          Lender

                                          By: /s/ Gary C. Wilson
                                             ---------------------------------


                                          BANK ONE, CANADA

                                          By: /s/ Gary C. Wilson
                                             ---------------------------------


                                          SOCIETE GENERALE NEW YORK BRANCH

                                          By: /s/ Nicolas Guerin
                                             ---------------------------------


                                          KEYBANK NATIONAL ASSOCIATION

                                          By: /s/ J. T. Taylor
                                             ---------------------------------


                                          THE CHASE MANHATTAN BANK

                                          By: /s/ Henry W. Centa
                                             ---------------------------------


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                                          MELLON BANK, N.A.

                                          By: /s/ Debra L. McAllonis
                                             ---------------------------------


                                          NATIONAL CITY BANK

                                          By: /s/ Peter W. Richer
                                             ---------------------------------


                                          STAR BANK, N.A.

                                          By: /s/ Philip M. Daetwyler
                                             ---------------------------------


                                          HARRIS TRUST AND SAVINGS BANK

                                          By: /s/ Michael J. Johnson
                                             ---------------------------------


                                          FIRSTMERIT BANK, N.A.

                                          By: /s/ Stephen F. Mysko
                                             ---------------------------------


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                                          FIFTH THIRD NATIONAL BANK

                                          By: /s/ Roy C. Lanctot
                                             ---------------------------------


                                          DEN DANSKE BANK

                                          By: /s/ Daniel F. Lenzo
                                             ---------------------------------

                                          By: /s/ John A. O'Neill
                                             ---------------------------------

                                          COMERICA BANK

                                          By: /s/ Jeffrey J. Judge
                                             ---------------------------------


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                              CONSENT AND AGREEMENT
                              ---------------------

                  As of the date and year first above written, each of the undersigned hereby:

                  (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;

                  (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Banks (collectively, the "Security Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Security Document; and

                  (c) acknowledges that its consent and agreement hereto is a condition to the Banks' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                                          BUCKHORN, INC.

                                          By: /s/ Gregory J. Stodnick


                                          AMERI-KART CORP.

                                          By: /s/ Mark A. Watkins
                                             ---------------------------------


                                          BUCKHORN RUBBER PRODUCTS, INC.

                                          By: /s/  Gregory J. Stodnick
                                             ---------------------------------


                                          PATCH RUBBER COMPANY

                                          By: /s/  Gregory J. Stodnick
                                             ---------------------------------



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